                                                                   EXHIBIT 10.19

[LOGO] Silicon Valley Bank

AMENDMENT TO QUICKSTART LOAN AND SECURITY AGREEMENT

Borrower: DOCENT, INC.                 Address:     444 Castro Street, Suite 440
                                                    Mountain View, CA 94041
Date:     October 31, 1997

THIS AMENDMENT TO QUICKSTART LOAN AND SECURITY AGREEMENT IS ENTERED INTO ON THE ABOVE DATE BETWEEN SILICON VALLEY BANK ("SILICON"), WHOSE ADDRESS IS 3003 TASMAN DRIVE, SANTA CLARA, CALIFORNIA 95054 AND THE BORROWER NAMED ABOVE (JOINTLY AND SEVERALLY, THE "BORROWER"), WHOSE CHIEF EXECUTIVE OFFICE IS LOCATED AT THE ABOVE ADDRESS ("BORROWER'S ADDRESS").

          The parties hereto agree to amend the QuickStart Loan and Security Agreement between them dated August 1, 1997 (the "Loan Agreement"), effective as of the date hereof, as follow: Capitalized terms used but not defined herein shall have the same meanings set forth in the Loan Agreement.

          1. Amended Schedule. The Schedule to QuickStart Loan and Security Agreement (Letters of Credit Sublimit is replaced, effective on the date hereof, with the Amended Schedule XXX QuickStart Loan and Security Agreement (Merchant Services Sublimit) attached hereto.

          2. Representations True. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

          3. General Provisions. This Amendment, the Loan Agreement, and any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and other written documents between Silicon and Borrower set forth in full all of the representations and agreements, of the parties with respect to the subject matter hereof and supersede all prior discussions, representation agreements, and understandings between the parties with respect to the subject matter hereof. Except as expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreement between Silicon and Borrower shall remain in full force and effect and the same are hereto ratified and confirmed.

   Borrower:
        DOCENT, INC.


        By /s/ Julia A. O'Connor
          ---------------------------------------
              President or Vice President


   Silicon:
        SILICON VALLEY BANK


        By /s/ [ILLEGIBLE]
          ---------------------------------------
              Title Vice President
                   ------------------------------

[LOGO] Silicon Valley Bank

Amended Schedule to
QuickStart Loan and Security Agreement (Merchant Services Sublimit)

BORROWER:     DOCENT, INC.

DATE:         October 31, 1997

      THIS AMENDED SCHEDULE REPLACES THE "SCHEDULE TO QUICKSTART LOAN AND SECURITY AGREEMENT (LETTERS OF CREDIT SUBLIMIT)" and is an integral part of the Loan and Security Agreement between Silicon Valley Bank ("Silicon") and the above-named borrower ("Borrower") date as of August 1, 1997, as may be amended.

Merchant Services/
Business Credit Card
Sublimit (Section 1):    The aggregate Credit Limit shall be reduced by an
                         amount equal to the sum of $20,000.00 (the "Merchant
                         Service Reserve"). Silicon may, in its sole discretion, charge as Loans, any amounts that may become due or owing to Silicon in connection with merchant credit card processing services furnished to Borrower by or through Silicon (the "Credit Card Services"), Borrower shall execute all standard form applications and agreements, including without limitation, the
                         Indemnification and Pledge Agreement of Silicon in connection with the Credit Card Services and, without limiting any of the terms of such applications and agreements, Borrower will pay all standard fees and charges of Silicon in connection with the Credit Card
                         Services and, without limiting any of the terms of such applications and agreements, Borrower will pay all standard fees and charges of Silicon in connection with the Credit Card Services.

Maturity Date (Section 4):    February 1, 1999


Borrower:                                    Silicon:
DOCENT, INC.                                 SILICON VALLEY BANK


By: /s/ Julia A. O'Connor                    By: /s/ [ILLEGIBLE]
   ----------------------------------        --------------------------------
       President or Vice President           Title  Vice President
                                             --------------------------------

           Agreement Regarding Merchant Services/Business VISA Program

Client Name: Docent Software, Inc.

Service Type:

 .    Merchant Services (through Bank of America)
        Merchant #: 43013 435 515 __ __ __ __ __

 .    Business VISA (Processor:____________________ )
        Cardholders: (attach list if more than three names)
        1)________________________________  Credit Limit: _________________
        2)________________________________  Credit Limit: _________________
        3)________________________________  Credit Limit: _________________

Type of Coverage:

 .    Subfacility of existing line of credit
Line Amount: $750,000.00 Expiration Date: February 1, 1999
Reserve Amount: $20,000.00
                ----------
 .    Certificate of Deposit
        Amount:________________Certificate #.______________ Term:______________

The undersigned hereby indemnifies and holds Silicon Valley Bank ("SVB") harmless from and against any and all claims, demands, liabilities, charges, claims, costs, losses, damages, and expenses (including attorney's fees) (collectively, the "Liabilities"), if any, that SVB incurs or may incur in connection with the Merchant Services and/or Business VISA program referenced above, To secure its obligations to SVB, the undersigned pledges and assigns to SVB. and grants to SVB a security interest in, the above referenced certificate of deposit(s) (the "Collateral"); and agrees that SVB, to satisfy all or any portion of the Liabilities, may at any time or from time to time, exercise any and all rights and remedies against said Collateral, all without notice to or demand upon the undersigned, The undersigned further agrees that SVB may at SVB's options, without notice or demand, pay any outstanding Liabilities by charging such amount and/or making reserves against any line-of-credit the undersigned may have with SVB, The foregoing agreements, indemnification obligations, and pledge, assignment, and security interest grant shall survive termination of the underlying programs.

Client Name: Docent Software, Inc.
            ---------------------

By: /s/ Julia A. O'Connor                 By:
   --------------------------------          _________________________________
Title: VP and CFO                         Title:
      -----------------------------             ______________________________
Date:  11/4/97                            Date:
     ------------------------------             ______________________________

[LOGO] Silicon Valley Bank

QUICKSTART LOAN AND SECURITY AGREEMENT

Borrower: Docent, Inc.                Address:    444 Castro St. Suite 440
          -----------------------                 ------------------------------
Date:     August l, 1997                          Mountain View, CA 94041
         ------------------------                 ------------------------------

SILICON'S OFFER TO EXTEND FINANCING ON THE TERMS SET FORTH HEREIN SHALL EXPIRE IF THIS AGREEMENT IS NOT EXECUTED BY BORROWER AND RETURNED TO SILICON WITHIN 30 DAYS OF THE ABOVE DATE.

THIS LOAN AND SECURITY AGREEMENT is entered into on the above date between SILICON VALLEY BANK ("Silicon"), whose address is 3003 Tasman Drive, Santa Clara, California 95054 and the borrower named above (joint and severally, the "Borrower"), whose chief executive office is located at the above address ("Borrower's Address").

1. Loans. Silicon will make loans to Borrower (the "Loans") in amounts determined by Silicon in its reasonable business judgment up to the amount (the "Credit Limit") shown on the Schedule to this Agreement (the "Schedule"), provided no Event Default and no event which, with notice or passage of time or both would constitute an Event of Default has occurred. All Loans and other monetary Obligations will bear interest at the rate shown on the Schedule. Interest will be payable monthly, on the date shown on the monthly billing from Silicon. Silicon may, in its discretion, charge interest to Borrower's deposit accounts maintained with Silicon.

2. Security Interest. As security for all present and future indebtedness, guarantees, Liabilities, and other obligations, of Borrower to Silicon (collectively, the "Obligations"), Borrower hereby grants Silicon a continuing security interest in all of Borrower's interest in the following types of property, whether now owned or hereafter acquired, and wherever located (collectively, the "Collateral"): All "accounts," "general intangibles," "contract rights," "chattel paper," "documents," "letters of credit," "instruments," "deposit accounts," "inventory," "farm products, "investment property," "fixtures" and "equipment," as such terms defined in Division 9 of the California Uniform Commercial Code in effect on the date hereof, and all products, proceeds and insurance proceeds of the foregoing.

3. Representations and Agreements Of Borrower. Borrower represents to Silicon as follows, and Borrower agrees that the following representations will continue to be true, and that Borrower will comply with all of the following agreements throughout the term of this Agreement:

   3.1 Corporate Existence and Authority. Borrower, if a corporation, is and will continue to be, duly authorized, validly existing and in good standing under the laws of the jurisdiction of its incorporation The execution, delivery and performance by Borrower of this Agreement, and all other documents contemplated hereby have been duly and validly authorized, and do not violate any law or any provision of, and are not grounds for acceleration under, any agreement or instrument which is binding upon Borrower.

   3.2 Name; Places of Business. The name of Borrower set forth in this Agreement is its correct name. Borrower shall give Silicon l5 days' prior written notice before changing its name. The address set forth in the heading to this Agreement is Borrower's chief executive office. In addition, Borrower has places of business and Collateral is located only at the locations set forth on the Schedule. Borrower will give Silicon at least 15 days prior written notice before changing its chief executive office or locating the Collateral: any other location.

   3.3 Collateral. Silicon has and will at all times continue to have a first-priority perfected security interest in all of the Collateral other than specific equipment. Borrower will immediately advise Silicon in writing of any material loss or damage to the Collateral.

   3.4 Financial Condition and Statements. All financial statements now or in the future delivered to Silicon have been, and will be, prepared in conformity with generally accepted accounting principles. Since the last date covered by any such statement, there has been no material adverse change in the financial condition or business of Borrower. Borrower will provide Silicon: (i) within 30 days after the end of each mouth, a monthly financial statement prepared by Borrower, and such other information as Silicon shall reasonably request; (ii) within 120 days following the end of Borrower's fiscal year, complete annual financial statements, certified by independent certified public accountants acceptable to Silicon and accompanied by the unqualified report thereon by said independent certified public accountants; and (iii) other financial information reasonably requested by Silicon from time to time.

   3.5 Taxes; Compliance with Law. Borrower has filed and will file, when due, all tax returns and reports required by applicable law, and Borrower has paid, and will pay, when due, all taxes, assessments, deposits and contributions now or in the future owed by Borrower. Borrower has complied and will comply, in all material respects, with all applicable news, rules and regulations.

   3.6 Insurance. Borrower shall at all times insure all of the tangible and personal property Collateral and carry such other business insurance as is customary in Borrower's industry.

   3.7 Access to Collateral and Books and Records. At reasonable times, on one business day notice, Silicon, or its

Silicon Valley Bank                       QuickStart Loan and Security Agreement
--------------------------------------------------------------------------------

agents, shall have the right to inspect the Collateral, and the right to audit and copy Borrower's books and records.

      3.8 Operating Account. Borrower shall maintain its primary operating accounts with Bank.

      3.9 Additional Agreement. Borrower shall not, without Silicon's prior written consent, do any of the following: (i) enter into any transaction outside the ordinary course of business except for the sale of capital stock to venture investors, provided that Borrower promptly delivers written notification to Silicon of any such sale; (ii) sell or transfer any Collateral, except in the ordinary course of business; (iii) pay or declare any dividends on Borrower's stock (except for dividends payable solely in stock of Borrower); or (iv) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Borrower's stock other than the repurchase of up to five percent (5%) of Borrower's then issued stock in any fiscal year from Borrower's employees or directors pursuant to written agreement with Borrower.

4. Term. This Agreement shall continue in effect until the maturity date set forth on the Schedule (the "Maturity Date"). This Agreement may be terminated, without penalty, prior to the Maturity Date as follows: (i) by Borrower, effective three business days after written notice of termination is given to Silicon; or (ii) by Silicon at any time after the occurrence of an Event of Default, without notice, effective immediately. On the Maturity Date or on any earlier effective date of termination, Borrower shall pay all Obligations in full, whether or not such Obligations are otherwise then due and payable. No termination shall in any way affect or impair any security interest or other right or remedy of Silicon, nor shall any such termination relieve Borrower of any Obligation to Silicon, until all of the Obligations have been paid and performed in full.

5. Events of Default and Remedies. The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement: (a) Any representation, statement, report or certificate given to Silicon by Borrower or any of its officers, employees or agents, now or in the future, is untrue or misleading in a material respect; or (b) Borrower fails to pay when due any Loan or any interest thereon or any other monetary Obligation; or (c) the total Obligations outstanding at any time exceed the Credit Limit; or (d) Borrower fails to perform any other non-monetary Obligation, which failure is not cured within 5 business days after the date due; or (e) Dissolution, termination of existence, failure of Borrower, or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by or against Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect; or (f) a material adverse change in the business, operations, or financial or other condition of Borrower. If an Event of Default occurs, Silicon, shall have the right to accelerate and declare all of the Obligations to be immediately due and payable, increase the interest rate by an additional four percent per annum, and exercise all rights and remedies accorded it by applicable law.

6. General. If any provision of this Agreement is held to be unenforceable, the remainder of this Agreement shall still continue in full force and effect. This Agreement and any other written agreements, documents and instruments executed in connection herewith are the complete agreement between Borrower and Silicon and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement. There are no oral understandings, representations or agreements between the parties which are not in this Agreement or in other written agreements signed by the parties in connection this Agreement. The failure of Silicon at any time to require Borrower to comply strictly with any of the provisions of this Agreement shall not waive Silicon's right later to demand and receive strict compliance. Any waiver of a default shall not waive any other default. None of the provisions of this Agreement may be waived except by a specific written waiver signed by an officer of Silicon and delivered to Borrower. The provisions of this Agreement may not be mended, except in a writing signed by Borrower and Silicon. Borrower shall reimburse Silicon for all reasonable attorneys' fees and all other reasonable costs incurred by Silicon, in connection with this Agreement (whether or not a lawsuit is filed). If Silicon or Borrower files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party shall be entitled to recover its reasonable costs and attorneys' fees from the non-prevailing party. Borrower may not assign any rights under this Agreement without Silicon's prior written consent This Agreement shall be governed by the laws of the State of California.

7. Mutual Waiver of Jury Trial. BORROWER AND SILICON EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN WAY RELATING TO, THIS AGREEMENT OR ANY CONDUCT, ACT OR OMISSION OF SILICON OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEY OR AFFILIATES.

  Borrower:
                Docent, Inc.
       ---------------------------------


       By /s/ Pardner Wynn
          ------------------------------
           President or Vice President


  Silicon:
       SILICON VALLEY BANK


       By /s/ [ILLEGIBLE]^^
          ------------------------------
       Title           VP
             ---------------------------

[LOGO] Silicon Valley Bank

Schedule to
QuickStart Loan and Security Agreement (Master)

BORROWER:      Docent, Inc.
           --------------------------

DATE:          August l, 1997
           --------------------------

      This Schedule is an integral part of the Loan and Security Agreement between Silicon Valley Bank ("Silicon") and the above-named borrower ("Borrower") of even date.

Credit Limit (Aggregate)
(Section 1):                        $750,000.00 (includes, without limitation,
                                     ----------
                                    Equipment Advances and the Merchant Services and Business Visa Reserve, if any)


Interest Rate (Section 1):          A rate equal to the "Prime Rate" in effect
                                    from time to time, plus. 0 %, per annum.
                                                            ---
                                    Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate amounted from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime
                                    Rate.

Maturity Date (Section 4):          February 1, 1999
                                    ----------------

Other Locations and Addresses
(Section 3.2):                      624 West Hastings Road, Spokane, WA 99218
                                    -----------------------

Other Agreements:                   Borrower also agrees as follows:

                                    1. Loan Fee. Borrower shall concurrently pay
                                    Silicon a non-refundable Loan Fee in the
                                    amount of $ 0
                                               ---

                                    2. Banking Relationship. Borrower shall at all times maintain its primary banking relationship with Silicon.

Borrower:                               Silicon:

         Docent, Inc.                   SILICON VALLEY BANK
-----------------------------


By /s/ Pardner Wynn                     By /s/ [ILLEGIBLE]^^
  ---------------------------             ----------------------------
  President or Vice President           Title    VP
                                             -------------------------

[LOGO] Silicon Valley Bank

Schedule to
QuickStart Loan and Security Agreement (Equipment Advance)

BORROWER:         Docent, Inc.
                --------------------------

DATE:             August l, 1997
                --------------------------

         This Schedule is an integral part of the Loan and Security Agreement between Silicon Valley Bank ("Silicon") and the above-named borrower ("Borrower") of even date.

Credit Limit (Equipment)
(Section 1):                   $750,000,00 (such, amount to be funded under
                                ----------
                               the aggregate Credit Limit). Equipment Advances
                               will be made only an or prior to May 1, 1998 (the
                                                                ------
                              "Last Advance Date") and only for the purpose of
                               purchasing equipment reasonably acceptable to
                               Silicon. Borrower must provide invoices for the equipment to Silicon on or before the Last
                               Advance Date.


Interest Rate (Section 1):     A rate equal to the "Prime Rate" in effect from
                               time to time, plus 0 % per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate amounted from time to time by Silicon as its "prime rate," it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

Maturity Date (Section 4):     After the Last Advance Date, the unpaid principal
                               balance of the Equipment Advances shall be repaid
                               in 33 equal monthly installments of principal,
                                  --
                               plus interest, commencing on July 1, 1998 and
                                                            ------------
                               continuing on the same day of each month thereafter until the entire unpaid principal balance of the Equipment Advances unpaid interest have been paid (subject to Silicon's right to accelerate the Equipment Advances on an Event of Default).



Borrower:                               Silicon:

         Docent, Inc.                   SILICON VALLEY BANK
-----------------------------


By /s/ Pardner Wynn                     By /s/ [ILLEGIBLE]^^
  ---------------------------              ----------------------------
  President or Vice President           Title    VP
                                             --------------------------

[LOGO] Silicon Valley Bank

Schedule to QuickStart Loan and Security Agreement (Letters of Credit Sublimit)

BORROWER:   Docent, Inc.                  DATE:   August l, 1997
          -------------------------             --------------------------

      This Schedule is an integral part of the Loan and Security Agreement between Silicon Valley Bank ("Silicon") and the above-named borrower ("Borrower") of even date.

Letters of Credit
Sublimit (Section 1):       The aggregate Credit limit shall be reduced by an
                            amount equal to the sum of the face amounts of all
                            outstanding letters of credit (including drawn but
                            unreimbursed letters of credit). Silicon agrees to
                            issue or cause to be issued letters of credit for
                            the account of Borrower, provided that the face
                            amount of outstanding letters of credit (including
                            drawn but unreimbursed letters of credit) shall not
                            in any case exceed Forty Thousand Dollars
                                               --------------
                            ($40,000.00). Each such letter of credit shall have
                              ---------
                            an expiry date no later than one hundred eighty
                            (180) days alter the Maturity Date as stated in the Schedule to QuickStart Loan and Security Agreement of even date ("Maturity Date") provided that Borrower's letter of credit reimbursement obligation shall be secured by cash on terms acceptable to Silicon at any time after the Maturity Date. All such letters of credit shall be, in form and substance, acceptable to Silicon in its sole discretion and shall be subject to the terms and conditions of Silicon's form of application and letter of credit agreement.

                            Borrower shall indemnify, defend and hold Silicon harmless from any loss, cost, expense or liability, including, without limitation, reasonable attorneys' fees, arising out of or in connection with any letters of credit.

                            Borrower may request that Silicon issue a letter of credit payable in a currency other than United states Dollars. If a demand for payment is made under any such letter of credit, Silicon shall treat such demand as an Advance to Borrower of the equivalent of the amount thereof (plus cable charges) in United States currency at the then prevailing rate of exchange in San Francisco, California, for sales of that other currency for cable transfer to the country of which it is the currency.

                            Upon the issuance of any letter of credit payable in a currency other than United States Dollars, Silicon shall create a reserve (the "Letter of Credit Reserve") under the aggregate Credit Limit for letters of credit against fluctuations in currency exchange rates, in an amount equal to ten percent (10%) of the face amount of such letter of credit. The amount of such reserve may be amended by Silicon from time to time to account for fluctuations in the exchange rate. The availability of funds under the Credit Limit shall be reduced bit the amount of such reserve for so long as such letter of credit remains outstanding.


Borrower:                               Silicon:

         Docent, Inc.                   SILICON VALLEY BANK
----------------------------


By /s/ Pardner Wynn                     By /s/ [ILLEGIBLE]^^
  --------------------------              ----------------------------
  President or Vice President           Title    VP
                                             -------------------------